Bank of America                                         Borrowing Base Agreement
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     1. BORROWING BASE The aggregate  principal  amount of all amounts from time to time advanced pursuant to the terms of that promissory note dated March 29, 2000 in the principal amount of $1,000,000.00 (the "Note") shall not exceed the Maximum Amount.

     "Maximum Amount" shall mean the lesser of $1,000,000.00 or the Borrowing Base. The "Borrowing Base" at any time, shall be equal to 50% of Eligible Accounts Receivable:

     As used herein, "Eligible Accounts Receivable" shall mean all accounts receivable of RARA, RAWOW, BAC, RAWL, and PRAC (collectively, the "A/R Owners") which have been created in the ordinary course of business and upon which A/R Owners'right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and shall not include:

          any account which is unpaid more than 90 days from the invoice date thereof;

          any accounts subject to any cash or non-cash offset.;

          any contra accounts;

          and any account on which the Bank is not or does not continue to be, in the Bank's sole discretion, satisfied with the credit standing of the Customer of A/R Owners in relation to the amount of credit extended.

     "Customers" shall mean the account debtors obligated on the Accounts Receivables.

     "Accounts Receivables" shall mean all of the A/R Owners' accounts, instruments, contract rights, chattel paper, document, and general intangibles arising from the sale of goods and/or the rendition of services by the A/R Owners in the ordinary course of business, and the proceeds thereof and all security and guaranties therefore, whether now existing or hereafter created, and all returned, reclaimed or repossessed goods, and all books and records pertaining to the foregoing.

     2. ADVANCES. The amounts of advances under the Note shall be determined in the sole discretion of the Bank consistent with the value of the Eligible Accounts Receivable, taking into account all fluctuations of the value thereof in light of the Bank's experience and sound business principles. The Bank shall be under no obligation to make any advance to Borrower in excess of the limitations stated above.

     3. REPORTING. In addition to any reporting requirements required under the Loan Agreement to which this Borrowing Base Addendum is attached, the Borrower will submit the following in form and substance satisfactory to Bank:

          ACCOUNTS RECEIVABLE AGING. Not later than 45 days after and as of the end of each quarter, a listing of accounts receivable aged from date of invoice.

          BORROWING BASE. Not later than 45 days after and as of the end of each quarter, a completed borrowing base certificate.

     4. MANDATORY PAYMENT In the event the aggregate principal outstanding balance of advances under the Note exceed the Maximum Amount, Borrower shall immediately and without notice or demand of any kind, make such payments as shall be necessary to reduce the principal balance of the Note below the Maximum Amount.

Borrower: Rent-A-Wreck of America, Inc.

By:   /s/ Kenneth L. Blum Jr.                 (Seal)
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Name:
      ----------------------------------------
Title:
      ----------------------------------------

Borrower: Rent-A-Wreck One Way, Inc.

By:   /s/ Kenneth L. Blum, Jr.                (Seal)
      ----------------------------------------
Name:
      ----------------------------------------
Title:
      ----------------------------------------

Borrower: Bundy American Corporation

By:   /s/ Kenneth L. Blum, Jr.                (Seal)
      ----------------------------------------
Name:
      ----------------------------------------
Title:
      ----------------------------------------

Borrower: Rent-A-Wreck Leasing, Inc.

By:  /s/ Kenneth L. Blum, Jr.                 (Seal)
      ----------------------------------------
Name:
      ----------------------------------------
Title:
      ----------------------------------------

Borrower: PRICELESS Rent-A-Car, Inc.

By:   /s/ Kenneth L. Blum, Jr.                (Seal)
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Name:
      ----------------------------------------
Title:
      ----------------------------------------

Bank:

Bank of America

By:   /s/
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Name: Patrick Moore
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Title: Vice President
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
BANK OF AMERICA                                       BORROWING BASE CERTIFICATE
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Status as of_____________,2000

In accordance with the terms of the Borrowing Base Agreement attached as Exhibit A to that Loan Agreement dated March ___, 2000, by and between Rent-A-Wreck of America, Inc., Rent-A-Wreck One Way, Inc., Bundy American Corporation, Rent-A-Wreck Leasing, Inc., PRICELESS Rent-A-Car, Inc., and Bank of America, N.A., we hereby represent and warrant as follows:

1. Total Accounts Receivable                   $
                                               --------------------

2. Less ineligible accounts receivable
   (as set forth in the Borrowing
   Base Agreement)                            -$
                                               --------------------

3. Net Accounts Receivable                     $
                                               --------------------

4. a. 50% of Eligible Accounts
      Receivable                              x$
                                               --------------------

   b. Total Available                          $
                                               --------------------

5. Maximum loan amount                         $1,000,000.00
                                               --------------------

6. Outstanding balance as of report
   date                                        $1,000,000.00(L/C)
                                               --------------------

7. Bank of America Certificate of

   Deposit                                     $ 600,000.00
                                               --------------------

8. Available for further advances
   (lesser of line 4b plus line 7 or           $
   line 5 minus line 4b plus line 7)
                                               --------------------

Borrower:

Rent-A-Wreck of America, Inc.

By: /s/ Mitra Ghahramanlou
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Rent-A-Wreck One Way, Inc.

By: /s/ Kenneth L. Blum, Jr.
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Bundy America Corporation

By: /s/ Kenneth L. Blum, Jr.
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Rent-A-Wreck Leasing, Inc.


By: /s/ KENNETH L. BLUM, JR.
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PRICELESS Rent-A-Car, Inc

By: /s/ KENNETH L. BLUM, JR.
    ----------------------------------------